Exhibit 99.1

The Mortgage Loans consist of approximately 7,928 Mortgage Loans with a Principal Balance as of the Cut off Date of approximately $1,199,999,996. The Group I Mortgage Loans consist of approximately 5,931 Mortgage Loans with a Principal Balance as of the Cut off Date of approximately $699,319,689. The Group II Mortgage Loans consist of approximately 1,997 Mortgage Loans with a Principal Balance as of the Cut off Date of approximately $500,680,308.

Each Mortgage Loan will accrue interest at the adjustable rate or fixed rate calculated as specified under the terms of the related mortgage note (each such rate, a “Mortgage Rate”). Approximately 80.93% of the Group I Mortgage Loans are Adjustable Rate Mortgage Loans (the “Adjustable Rate Group I Mortgage Loans”) and approximately 19.07% of the Group I Mortgage Loans are fixed rate Mortgage Loans (the “Fixed Rate Group I Mortgage Loans”). Approximately 91.26% of the Group II Mortgage Loans are Adjustable Rate Mortgage Loans (the “Adjustable Rate Group II Mortgage Loans”) and approximately 8.74% of the Group II Mortgage Loans are fixed rate Mortgage Loans (the “Fixed Rate Group II Mortgage Loans”). Approximately 85.24% of the Mortgage Loans are Adjustable Rate Mortgage Loans (the “Adjustable Rate Mortgage Loans”) and approximately 14.76% of the Mortgage Loans are fixed rate Mortgage Loans (the “Fixed Rate Mortgage Loans”).

Each fixed rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

Substantially all of the adjustable rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following a period of one year, two years, three years or five years following origination. Generally, the adjustable rate Mortgage Loans provide for semi annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an “Adjustment Date”); provided, that (i) the first adjustment of the rates for approximately 0.25% of the Adjustable Rate Group I Mortgage Loans and approximately 0.63% of the Adjustable Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable Rate Mortgage Loans in the related Loan Group as of the Cut off Date) and approximately 0.42% of the Adjustable Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable Rate Mortgage Loans as of the Cut off Date), will not occur until one year after the date of origination, (ii) the first adjustment of the rates for approximately 79.80% of the Adjustable Rate Group I Mortgage Loans and approximately 79.75% of the Adjustable Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable Rate Mortgage Loans in the related Loan Group as of the Cut off Date) and approximately 79.78% of the Adjustable Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable Rate Mortgage Loans as of the Cut off Date), will not occur until two years after the date of origination, (iii) the first adjustment of the rates for approximately 18.89% of the Adjustable Rate Group I Mortgage Loans and approximately 18.95% of the Adjustable Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable Rate Mortgage Loans in the related Loan Group as of the Cut off Date) and approximately 18.92% of the Adjustable Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable Rate Mortgage Loans as of the Cut off Date), will not occur until three years after the date of origination and (iv) the first adjustment of the rates for approximately 1.04% of the Adjustable Rate Group I Mortgage Loans and approximately 0.67% of the Adjustable Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable Rate Mortgage Loans in the related Loan Group as of the Cut off Date) and approximately 0.87% of the Adjustable Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable Rate Mortgage Loans as of the Cut off Date), will not occur until five years after the date of origination (each such Adjustable Rate Mortgage Loan, a “Delayed First Adjustment Mortgage Loan”). On each Adjustment Date for each adjustable rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six Month LIBOR (as defined below) and a fixed percentage amount (the “Gross Margin”). The Mortgage Rate on any adjustable rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (up to 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the “Initial Periodic Rate Cap”) and will not increase or decrease by more than a stated percentage (1.000% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the “Periodic Rate Cap”). The Adjustable Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.997% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.994% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.996% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. Each Mortgage Rate on each adjustable rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the “Maximum Mortgage Rate”) or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the “Minimum Mortgage Rate”). Effective with the first monthly payment due on each adjustable rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin. None of the adjustable rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

Approximately 25.26% of the Group I Mortgage Loans, approximately 49.20% of the Group II Mortgage Loans and approximately 35.25% of the Mortgage Loans (the “Interest Only Mortgage Loans”) provide that for a period of 60 months after origination, the required monthly payments are limited to accrued interest (each, an “Interest Only Period”). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then current Mortgage Rate.

Approximately 76.91% of the Group I Mortgage Loans, approximately 69.03% of the Group II Mortgage Loans and approximately 73.63% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between 12 and 36 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately 57.11% of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to six months’ interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 12 month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the “Parity Act”), which regulates the ability of some originators to impose prepayment charges, was amended. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the Office of Thrift Supervision’s ruling does not retroactively affect loans originated before July 1, 2003.

Mortgage Loan Statistics for all Mortgage Loans

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut off Date.

Approximately 99.47% of the Mortgage Loans had loan to value ratios at origination in excess of 80.00%. No Mortgage Loan had a loan to value ratio at origination in excess of 103.00%. The weighted average loan to value ratio of the Mortgage Loans at origination was approximately 99.52%. There can be no assurance that the loan to value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan to value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the original loan to value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

Substantially all of the Mortgage Loans have a scheduled payment due each month (the “Due Date”) on the first day of the month.

The weighted average remaining term to maturity of the Mortgage Loans was approximately 357 months as of the Cut off Date. None of the Mortgage Loans had a first Due Date prior to July 2004 or after October 2005, or has a remaining term to maturity of less than 177 months or greater than 360 months as of the Cut off Date. The latest maturity date of any Mortgage Loan is September 2035.

The average Principal Balance of the Mortgage Loans at origination was approximately $151,506. The average Principal Balance as of the Cut off Date of the Mortgage Loans was approximately $151,362. No Mortgage Loan had a Principal Balance as of the Cut off Date of greater than approximately $990,000 or less than approximately $25,975.

As of the Cut off Date, the Mortgage Loans had Mortgage Rates of not less than 5.375% per annum and not more than 10.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.859% per annum. As of the Cut off Date, the Adjustable Rate Mortgage Loans had Gross Margins ranging from 5.000% per annum to 8.250% per annum, Minimum Mortgage Rates ranging from 5.375% per annum to 10.125% per annum and Maximum Mortgage Rates ranging from 11.375% per annum to 21.500% per annum. As of the Cut off Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.475% per annum, the weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 7.800% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.801% per annum. The latest next Adjustment Date following the Cut off Date on any Adjustable Rate Mortgage Loan occurs in September 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable Rate Mortgage Loans is approximately 25 months.

The Mortgage Loans are expected to have the following characteristics as of the Cut off Date (the sum in any column may not equal the total indicated due to rounding):

Principal Balances as of the Cut off Date of the Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
25,975-50,000	363	$ 15,658,665.09	1.30%
50,001-100,000	2,742	212,130,303.54	17.68
100,001-150,000	2,088	260,777,717.42	21.73
150,001-200,000	1,172	202,068,228.68	16.84
200,001-250,000	571	127,950,163.13	10.66
250,001-300,000	320	87,360,578.35	7.28
300,001-350,000	206	67,006,432.13	5.58
350,001-400,000	131	49,141,498.91	4.10
400,001-450,000	108	46,112,082.12	3.84
450,001-500,000	60	28,693,732.93	2.39
500,001-550,000	56	29,672,692.30	2.47
550,001-600,000	37	21,540,835.75	1.80
600,001-650,000	32	20,094,769.68	1.67
650,001-700,000	13	8,792,971.18	0.73
700,001-750,000	15	10,982,110.71	0.92
750,001-800,000	4	3,095,000.00	0.26
800,001-850,000	2	1,643,414.20	0.14
850,001-900,000	5	4,443,800.00	0.37
900,001-950,000	2	1,845,000.00	0.15
950,001-990,000	1	990,000.00	0.08
Total	7,928	$ 1,199,999,996.12	100.00%

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(1)      The average Principal Balance as of the Cut off Date of the Mortgage Loans was approximately $151,362.

Credit Scores for the Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
540-550	8	$ 758,597.42	0.06%
551-575	25	2,100,322.95	0.18
576-600	1,373	160,709,656.15	13.39
601-625	1,684	212,551,829.22	17.71
626-650	1,679	259,036,472.34	21.59
651-675	1,432	243,934,086.65	20.33
676-700	809	146,115,522.94	12.18
701-725	444	86,282,640.03	7.19
726-750	251	45,813,455.79	3.82
751-775	145	27,616,574.91	2.30
776-800	65	12,178,690.65	1.01
801-816	13	2,902,147.07	0.24
Total	7,928	$ 1,199,999,996.12	100.00%

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(1)The weighted average credit score of the Mortgage Loans that had credit scores was approximately 652.

Original Terms to Maturity of the Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
180	56	$ 5,927,922.44	0.49%
240	3	246,451.90	0.02
360	7,869	1,193,825,621.78	99.49
Total	7,928	$1,199,999,996.12	100.00%

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(1)      The weighted average original term to maturity of the Mortgage Loans was approximately 359 months.

Remaining Terms to Maturity of the Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
177-178	32	$ 3,712,358.87	0.31%
179-180	24	2,215,563.57	0.18
237-238	2	75,742.21	0.01
239-240	1	170,709.69	0.01
343-344	1	207,566.84	0.02
353-354	3	719,262.75	0.06
355-356	39	6,745,012.56	0.56
357-358	4,936	754,297,086.20	62.86
359-360	2,890	431,856,693.43	35.99
Total	7,928	$1,199,999,996.12	100.00%

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(1)      The weighted average remaining term to maturity of the Mortgage Loans was approximately 357 months.

Property Types of the Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Single Family	6,511	$922,157,539.88	76.85%
PUD (1)	758	162,514,603.89	13.54
Condominium	448	73,627,041.43	6.14
2 Units	207	40,847,925.75	3.40
4 Units	1	444,999.81	0.04
3 Units	3	407,885.36	0.03
Total	7,928	$1,199,999,996.12	100.00%

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(1)	PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Primary	7,858	$1,186,685,829.87	98.89%
Second Home	64	12,936,484.40	1.08
Non owner	6	377,681.85	0.03
Total	7,928	$1,199,999,996.12	100.00%

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(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Purchase	6,388	$933,921,096.27	77.83%
Cash Out Refinance	1,401	244,545,383.06	20.38
Rate/Term Refinance	139	21,533,516.79	1.79
Total	7,928	$1,199,999,996.12	100.00%

Combined Original Loan to Value Ratios of the Mortgage Loans(1)(2)

Combined Original Loan to Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
49.13-50.00	1	$ 27,942.35	0.00%
55.01-60.00	1	39,941.91	0.00
60.01-65.00	1	49,680.14	0.00
65.01-70.00	4	212,746.49	0.02
70.01-75.00	3	886,151.01	0.07
75.01-80.00	34	5,189,151.80	0.43
80.01-85.00	16	2,647,316.20	0.22
85.01-90.00	24	2,984,802.07	0.25
90.01-95.00	386	70,106,918.17	5.84
95.01-100.00	7,299	1,088,016,423.43	90.67
100.01-103.00	159	29,838,922.55	2.49
Total	7,928	$1,199,999,996.12	100.00%

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(1)      The weighted average combined original loan to value ratio of the Mortgage Loans as of the Cut off Date was approximately 99.52%.

Geographic Distribution of the Mortgaged Properties related to the Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Alabama	174	$ 18,489,400.90	1.54%
Arizona	65	14,157,093.07	1.18
Arkansas	65	7,309,210.83	0.61
California	316	127,479,849.37	10.62
Colorado	76	14,081,115.01	1.17
Connecticut	25	5,788,698.99	0.48
Delaware	8	1,691,906.31	0.14
District of Columbia	2	454,401.53	0.04
Florida	414	81,624,023.81	6.80
Georgia	315	46,885,366.66	3.91
Idaho	20	2,626,015.51	0.22
Illinois	542	91,801,364.08	7.65
Indiana	627	60,999,638.80	5.08
Iowa	107	9,604,415.93	0.80
Kansas	34	3,459,715.29	0.29
Kentucky	183	19,903,095.23	1.66
Louisiana	36	4,037,841.46	0.34
Maine	23	2,997,563.28	0.25
Maryland	124	29,244,830.51	2.44
Massachusetts	52	15,096,164.00	1.26
Michigan	542	75,831,015.05	6.32
Minnesota	211	38,455,399.41	3.20
Mississippi	9	991,474.02	0.08
Missouri	211	25,260,784.22	2.11
Montana	1	202,741.71	0.02
Nebraska	22	2,363,669.01	0.20
Nevada	49	12,314,430.49	1.03
New Hampshire	8	1,762,139.90	0.15
New Jersey	122	30,265,977.12	2.52
New Mexico	17	2,612,804.54	0.22
New York	290	45,390,894.13	3.78
North Carolina	353	46,389,515.50	3.87
North Dakota	5	624,355.13	0.05
Ohio	1,019	121,064,319.65	10.09
Oklahoma	111	11,060,342.83	0.92
Oregon	62	11,974,202.20	1.00
Pennsylvania	344	38,478,035.73	3.21
Rhode Island	13	2,772,507.26	0.23
South Carolina	179	21,355,596.47	1.78
South Dakota	6	418,571.96	0.03
Tennessee	256	25,557,155.35	2.13
Texas	441	48,491,981.54	4.04
Utah	107	16,265,239.57	1.36

Vermont	1	153,901.80	0.01
Virginia	98	25,580,015.50	2.13
Washington	74	14,278,490.10	1.19
West Virginia	14	1,357,730.39	0.11
Wisconsin	154	20,905,573.38	1.74
Wyoming	1	89,421.59	0.01
Total	7,928	$1,199,999,996.12	100.00%

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(1)      The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.21% in the 60544 ZIP Code.

Documentation Levels of the Mortgage Loans

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Full Documentation	5,340	$682,900,260.79	56.91%
No Income Verification	2,048	361,645,787.77	30.14
Stated Plus Documentation	486	145,466,469.18	12.12
Blended Access	35	6,848,784.45	0.57
Limited Income Verification	19	3,138,693.93	0.26
Total	7,928	$1,199,999,996.12	100.00%

Current Mortgage Rates of the Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
5.375-6.000	18	$ 3,644,040.35	0.30%
6.001-7.000	717	144,484,059.08	12.04
7.001-8.000	3,644	610,375,410.72	50.86
8.001-9.000	3,186	403,918,080.14	33.66
9.001-10.000	359	36,895,474.69	3.07
10.001-10.250	4	682,931.14	0.06
Total	7,928	$1,199,999,996.12	100.00%

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(1)      The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut off Date was approximately 7.859% per annum.

Gross Margins of the Adjustable Rate Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
5.000-5.000	12	$ 2,848,910.31	0.28%
5.001-6.000	1,110	232,082,675.11	22.69
6.001-7.000	4,397	686,192,786.32	67.08
7.001-8.000	809	101,660,395.97	9.94
8.001-8.250	2	90,860.42	0.01
Total	6,330	$1,022,875,628.13	100.00%

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(1)      The weighted average Gross Margin of the Adjustable Rate Mortgage Loans as of the Cut off Date was approximately 6.475% per annum.

Next Rate Adjustment Date for the Adjustable Rate Mortgage Loans(1)

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
02/01/06	1	$ 95,200.00	0.01%
03/01/06	1	201,650.73	0.02
06/01/06	3	993,629.48	0.10
07/01/06	8	1,696,437.95	0.17
08/01/06	5	1,228,061.84	0.12
09/01/06	1	198,869.83	0.02
03/01/07	2	726,536.78	0.07
04/01/07	22	3,277,306.24	0.32
05/01/07	110	17,726,606.44	1.73
06/01/07	1,402	234,005,259.93	22.88
07/01/07	1,624	257,241,297.30	25.15
08/01/07	1,553	250,049,047.65	24.45
09/01/07	328	53,012,578.76	5.18
01/01/08	1	44,747.46	0.00
03/01/08	1	84,515.29	0.01
04/01/08	6	683,775.99	0.07
05/01/08	34	4,840,370.59	0.47
06/01/08	304	44,839,145.10	4.38
06/04/08	1	144,000.00	0.01
07/01/08	384	62,662,220.20	6.13
08/01/08	383	62,850,123.16	6.14
09/01/08	97	17,372,956.24	1.70

05/01/10	1	71,778.79	0.01
06/01/10	18	3,047,116.45	0.30
07/01/10	22	3,399,771.38	0.33
08/01/10	15	1,843,114.25	0.18
09/01/10	3	539,510.30	0.05
Total	6,330	$1,022,875,628.13	100.00%

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(1)	The weighted average time until the next rate Adjustment Date for the Adjustable Rate Mortgage Loans as of the Cut off Date was approximately 25 months.

Maximum Mortgage Rates of the Adjustable Rate Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
11.375-12.000	18	$ 3,644,040.35	0.36%
12.001-13.000	670	137,558,754.75	13.45
13.001-14.000	3,108	543,050,268.83	53.09
14.001-15.000	2,286	311,848,398.90	30.49
15.001-16.000	245	26,042,115.83	2.55
16.001-17.000	2	604,639.46	0.06
21.001-21.500	1	127,410.01	0.01
Total	6,330	$1,022,875,628.13	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans as of the Cut off Date was approximately 13.801% per annum.

Minimum Mortgage Rates of the Adjustable Rate Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
5.375-6.000	18	$ 3,644,040.35	0.36%
6.001-7.000	670	137,558,754.75	13.45
7.001-8.000	3,109	543,177,678.84	53.10
8.001-9.000	2,286	311,848,398.90	30.49
9.001-10.000	245	26,042,115.83	2.55
10.001-10.125	2	604,639.46	0.06
Total	6,330	$1,022,875,628.13	100.00%

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(1)	The weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans as of the Cut off Date was approximately 7.800% per annum.

Initial Periodic Rate Caps of the Adjustable Rate Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
1.000	1	$ 95,200.00	0.01%
2.000	18	4,318,649.83	0.42
3.000	6,311	1,018,461,778.30	99.57
Total	6,330	$1,022,875,628.13	100.00%

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(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable Rate Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
1.000	6,330	$1,022,875,628.13	100.00%
Total	6,330	$1,022,875,628.13	100.00%

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(1)	Relates to all rate adjustments subsequent to initial rate adjustments.

Group I Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut off Date.

Approximately 99.61% of the Group I Mortgage Loans had loan to value ratios at origination in excess of 80.00%. None of the Group I Mortgage Loan had a loan to value ratio at origination in excess of 103.00%. The weighted average loan to value ratio of the Group I Mortgage Loans at origination was approximately 99.46%. There can be no assurance that the loan to value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan to value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan to value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

Substantially all of the Group I Mortgage Loans have a scheduled payment due each month (the “Due Date”) on the first day of the month.

The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 357 months as of the Cut off Date. None of the Group I Mortgage Loans had a first Due Date prior to July 2004 or after October 2005, or has a remaining term to maturity of less than 177 months or greater than 360 months as of the Cut off Date. The latest maturity date of any Group I Mortgage Loan is September 2035.

The average Principal Balance of the Group I Mortgage Loans at origination was approximately $118,022. The average Principal Balance as of the Cut off Date of the Group I Mortgage Loans was approximately $117,909. No Group I Mortgage Loan had a Principal Balance as of the Cut off Date of greater than approximately $445,835 or less than approximately $25,975.

As of the Cut off Date, the Group I Mortgage Loans had Mortgage Rates of not less than 5.375% per annum and not more than 10.250% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.950% per annum. As of the Cut off Date, the Adjustable Rate Group I Mortgage Loans had Gross Margins ranging from 5.000% per annum to 8.250% per annum, Minimum Mortgage Rates ranging from 5.375% per annum to 10.125% per annum and Maximum Mortgage Rates ranging from 11.375% per annum to

21.500% per annum. As of the Cut off Date, the weighted average Gross Margin of the Adjustable Rate Group I Mortgage Loans was approximately 6.525% per annum, the weighted average Minimum Mortgage Rate of the Adjustable Rate Group I Mortgage Loans was approximately 7.885% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Group I Mortgage Loans was approximately 13.887% per annum. The latest next Adjustment Date following the Cut off Date on any Adjustable Rate Group I Mortgage Loan occurs in September 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable Rate Group I Mortgage Loans is approximately 25 months.

The Group I Mortgage Loans are expected to have the following characteristics as of the Cut off Date (the sum in any column may not equal the total indicated due to rounding):

Principal Balances as of the Cut off Date of the Group I Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
25,975-50,000	342	$ 14,732,497.57	2.11%
50,001-100,000	2,549	196,736,136.78	28.13
100,001-150,000	1,682	208,907,226.71	29.87
150,001-200,000	793	136,332,402.48	19.50
200,001-250,000	333	74,215,821.03	10.61
250,001-300,000	144	39,037,172.50	5.58
300,001-350,000	77	25,053,277.64	3.58
350,001-400,000	6	2,147,910.33	0.31
400,001-445,835	5	2,157,243.47	0.31
Total	5,931	$ 699,319,688.51	100.00%

___________________

(1)      The average Principal Balance as of the Cut off Date of the Group I Mortgage Loans was approximately $117,909.

Credit Scores for the Group I Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
540-550	6	$ 496,218.74	0.07%
551-575	24	2,040,895.29	0.29
576-600	1,102	111,911,443.47	16.00
601-625	1,394	153,138,504.86	21.90
626-650	1,275	153,526,992.86	21.95
651-675	985	125,051,640.40	17.88
676-700	538	70,871,169.61	10.13
701-725	289	40,399,298.28	5.78
726-750	172	22,287,458.15	3.19
751-775	92	11,964,623.93	1.71
776-800	44	6,034,795.85	0.86
801-816	10	1,596,647.07	0.23
Total	5,931	$699,319,688.51	100.00%

___________________

(1)      The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 645.

Original Terms to Maturity of the Group I Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
180	47	$ 4,117,189.16	0.59%
240	3	246,451.90	0.04
360	5,881	694,956,047.45	99.38
Total	5,931	$699,319,688.51	100.00%

___________________

(1)      The weighted average original term to maturity of the Group I Mortgage Loans was approximately 359 months.

Remaining Terms to Maturity of the Group I Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
177-178	26	$ 2,543,706.79	0.36%
179-180	21	1,573,482.37	0.23
237-238	2	75,742.21	0.01
239-240	1	170,709.69	0.02
343-344	1	207,566.84	0.03
353-354	2	129,262.75	0.02
355-356	29	3,653,091.91	0.52
357-358	3,659	436,679,852.16	62.44
359-360	2,190	254,286,273.79	36.36
Total	5,931	$699,319,688.51	100.00%

___________________

(1)      The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 357 months.

Property Types of the Group I Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Single Family	5,089	$583,487,511.36	83.44%
PUD (1)	392	61,347,595.62	8.77
Condominium	309	36,001,522.57	5.15
2 Units	140	18,410,647.11	2.63
3 Units	1	72,411.85	0.01
Total	5,931	$699,319,688.51	100.00%

___________________

(1)	PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group I Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Primary	5,870	$689,670,402.68	98.62%
Second Home	56	9,390,826.19	1.34
Non owner	5	258,459.64	0.04
Total	5,931	$699,319,688.51	100.00%

___________________

(1)Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group I Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Purchase	4,507	$480,106,302.83	68.65%
Cash Out Refinance	1,291	199,733,789.18	28.56
Rate/Term Refinance	133	19,479,596.50	2.79
Total	5,931	$699,319,688.51	100.00%

Combined Original Loan to Value Ratios of the Group I Mortgage Loans(1)

Combined Original Loan to Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
49.13-50.00	1	$ 27,942.35	0.00%
60.01-65.00	1	49,680.14	0.01
65.01-70.00	4	212,746.49	0.03
70.01-75.00	2	211,151.01	0.03
75.01-80.00	27	2,255,924.24	0.32
80.01-85.00	10	968,638.09	0.14
85.01-90.00	23	2,579,802.07	0.37
90.01-95.00	299	45,409,706.96	6.49
95.01-100.00	5,505	639,873,543.77	91.50
100.01-103.00	59	7,730,553.39	1.11
Total	5,931	$699,319,688.51	100.00%

___________________

(1)	The weighted average combined original loan to value ratio of the Group I Mortgage Loans as of the Cut off Date was approximately 99.46%.

Geographic Distribution of the Mortgaged Properties related to the Group I Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Alabama	131	$11,980,268.77	1.71%
Arizona	43	7,610,440.41	1.09
Arkansas	46	4,441,799.16	0.64
California	48	11,811,840.26	1.69
Colorado	57	9,519,009.68	1.36
Connecticut	18	2,656,430.50	0.38
Delaware	5	850,214.30	0.12
District of Columbia	2	454,401.53	0.06
Florida	219	31,560,252.20	4.51
Georgia	240	31,656,994.47	4.53
Idaho	16	1,968,173.50	0.28
Illinois	429	61,171,085.85	8.75
Indiana	560	50,592,767.73	7.23
Iowa	101	8,825,070.19	1.26
Kansas	30	2,721,595.33	0.39
Kentucky	152	15,580,203.48	2.23
Louisiana	26	2,371,255.86	0.34

Maine	20	2,587,010.86	0.37
Maryland	72	13,257,914.04	1.90
Massachusetts	27	6,298,119.77	0.90
Michigan	455	56,998,808.99	8.15
Minnesota	178	28,534,837.07	4.08
Mississippi	6	650,960.20	0.09
Missouri	181	19,343,384.79	2.77
Montana	1	202,741.71	0.03
Nebraska	20	1,850,037.31	0.26
Nevada	24	4,440,164.62	0.63
New Hampshire	7	1,632,216.65	0.23
New Jersey	55	9,488,013.15	1.36
New Mexico	12	1,459,385.58	0.21
New York	207	19,131,213.50	2.74
North Carolina	275	31,623,200.64	4.52
North Dakota	5	624,355.13	0.09
Ohio	860	92,434,585.15	13.22
Oklahoma	88	8,164,807.64	1.17
Oregon	40	6,895,569.49	0.99
Pennsylvania	265	25,660,713.22	3.67
Rhode Island	6	1,064,853.31	0.15
South Carolina	129	13,638,123.90	1.95
South Dakota	6	418,571.96	0.06
Tennessee	218	19,802,315.42	2.83
Texas	316	29,740,324.57	4.25
Utah	84	11,321,966.20	1.62
Vermont	1	153,901.80	0.02
Virginia	53	8,178,547.16	1.17
Washington	58	10,502,989.22	1.50
West Virginia	5	387,588.59	0.06
Wisconsin	133	16,971,242.06	2.43
Wyoming	1	89,421.59	0.01
Total	5,931	$699,319,688.51	100.00%

___________________

(1)      The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.22% in the 60639 ZIP Code.

Documentation Levels of the Group I Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Full Documentation	4,197	$449,041,162.60	64.21%
No Income Verification	1,512	214,987,124.19	30.74
Stated Plus Documentation	193	31,099,671.31	4.45
Blended Access	16	2,254,433.63	0.32
Limited Income Verification	13	1,937,296.78	0.28
Total	5,931	$699,319,688.51	100.00%

Current Mortgage Rates of the Group I Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
5.375-6.000	12	$ 1,773,430.78	0.25%
6.001-7.000	455	64,712,493.33	9.25
7.001-8.000	2,589	333,353,616.90	47.67
8.001-9.000	2,574	274,165,920.58	39.20
9.001-10.000	298	25,181,058.89	3.60
10.001-10.250	3	133,168.03	0.02
Total	5,931	$699,319,688.51	100.00%

___________________

(1)      The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut off Date was approximately 7.950% per annum.

Gross Margins of the Adjustable Rate Group I Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
5.000-5.000	7	$ 774,021.81	0.14%
5.001-6.000	699	99,905,808.42	17.65
6.001-7.000	3,264	404,552,513.94	71.48
7.001-8.000	624	60,624,697.29	10.71
8.001-8.250	2	90,860.42	0.02
Total	4,596	$565,947,901.88	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable Rate Group I Mortgage Loans as of the Cut off Date was approximately 6.525% per annum.

Next Rate Adjustment Date for the Adjustable Rate Group I Mortgage Loans(1)

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
02/01/06	1	$ 95,200.00	0.02%
06/01/06	2	324,554.67	0.06
07/01/06	4	632,880.88	0.11
08/01/06	3	282,187.96	0.05
09/01/06	1	198,869.83	0.04
03/01/07	1	136,536.78	0.02
04/01/07	19	2,818,583.58	0.50
05/01/07	83	9,999,566.82	1.77
06/01/07	1,007	121,927,539.95	21.54
07/01/07	1,224	149,178,821.12	26.36
08/01/07	1,123	139,130,853.49	24.58
09/01/07	233	28,446,193.69	5.03
01/01/08	1	44,747.46	0.01
03/01/08	1	84,515.29	0.01
04/01/08	4	269,310.81	0.05
05/01/08	31	3,830,265.73	0.68
06/01/08	234	29,009,991.28	5.13
06/04/08	1	144,000.00	0.03
07/01/08	263	32,545,074.16	5.75
08/01/08	259	33,706,091.46	5.96
09/01/08	57	7,283,014.03	1.29
05/01/10	1	71,778.79	0.01

06/01/10	14	2,063,954.72	0.36
07/01/10	16	2,150,766.27	0.38
08/01/10	12	1,487,728.57	0.26
09/01/10	1	84,874.54	0.01
Total	4,596	$565,947,901.88	100.00%

___________________

(1)	The weighted average time until the next rate Adjustment Date for the Adjustable Rate Group I Mortgage Loans as of the Cut off Date was approximately 25 months.

Maximum Mortgage Rates of the Adjustable Rate Group I Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
11.375-12.000	12	$ 1,773,430.78	0.31%
12.001-13.000	421	60,390,112.42	10.67
13.001-14.000	2,158	284,544,944.64	50.28
14.001-15.000	1,803	201,838,480.50	35.66
15.001-16.000	200	17,218,647.18	3.04
16.001-17.000	1	54,876.35	0.01
21.001-21.500	1	127,410.01	0.02
Total	4,596	$565,947,901.88	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Adjustable Rate Group I Mortgage Loans as of the Cut off Date was approximately 13.887% per annum.

Minimum Mortgage Rates of the Adjustable Rate Group I Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
5.375-6.000	12	$ 1,773,430.78	0.31%
6.001-7.000	421	60,390,112.42	10.67
7.001-8.000	2,159	284,672,354.65	50.30
8.001-9.000	1,803	201,838,480.50	35.66
9.001-10.000	200	17,218,647.18	3.04
10.001-10.125	1	54,876.35	0.01
Total	4,596	$565,947,901.88	100.00%

___________________

(1)	The weighted average Minimum Mortgage Rate of the Adjustable Rate Group I Mortgage Loans as of the Cut off Date was approximately 7.885% per annum.

Initial Periodic Rate Caps of the Adjustable Rate Group I Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
1.000	1	$ 95,200.00	0.02%
2.000	10	1,438,493.34	0.25
3.000	4,585	564,414,208.54	99.73
Total	4,596	$565,947,901.88	100.00%

___________________

(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable Rate Group I Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
1.000	4,596	$565,947,901.88	100.00%
Total	4,596	$565,947,901.88	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.

Group II Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut off Date.

Approximately 99.27% of the Group II Mortgage Loans had loan to value ratios at origination in excess of 80.00%. No Group II Mortgage Loan had a loan to value ratio at origination in excess of 103.00%. The weighted average loan to value ratio of the Group II Mortgage Loans at origination was approximately 99.61%. There can be no assurance that the loan to value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan to value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan to value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

All of the Mortgage Loans have a scheduled payment due each month (the “Due Date”) on the first day of the month.

The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 358 months as of the Cut off Date. None of the Group II Mortgage Loans had a first Due Date prior to April 2005 or after October 2005, or has a remaining term to maturity of less than 178 months or greater than 360 months as of the Cut off Date. The latest maturity date of any Group II Mortgage Loan is September 2035.

The average Principal Balance of the Group II Mortgage Loans at origination was approximately $250,952. The average Principal Balance as of the Cut off Date of the Group II Mortgage Loans was approximately $250,716. No Group II Mortgage Loan had a Principal Balance as of the Cut off Date of greater than approximately $990,000 or less than approximately $35,964.

As of the Cut off Date, the Group II Mortgage Loans had Mortgage Rates of not less than 5.375% per annum and not more than 10.125% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 7.732% per annum. As of the Cut off Date, the Adjustable Rate Group II Mortgage Loans had Gross Margins ranging from 5.000% per annum to 8.000% per annum, Minimum Mortgage Rates ranging from 5.375% per annum to 10.125% per annum and Maximum Mortgage Rates ranging from 11.375% per annum to 16.125% per annum. As of the Cut off Date, the weighted average Gross Margin of the Adjustable Rate Group II Mortgage Loans was approximately 6.414% per annum, the weighted average Minimum Mortgage Rate of the Adjustable Rate Group II Mortgage Loans was approximately 7.694% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Group II Mortgage Loans was approximately 13.694% per annum. The latest next Adjustment Date following the Cut off Date on any Adjustable Rate Group II Mortgage Loan occurs in September 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable Rate Group II Mortgage Loans is approximately 25 months.

The Group II Mortgage Loans are expected to have the following characteristics as of the Cut off Date (the sum in any column may not equal the total indicated due to rounding):

Principal Balances as of the Cut off Date of the Group II Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
35,964-50,000	21	$ 926,167.52	0.18%
50,001-100,000	193	15,394,166.76	3.07
100,001-150,000	406	51,870,490.71	10.36
150,001-200,000	379	65,735,826.20	13.13
200,001-250,000	238	53,734,342.10	10.73
250,001-300,000	176	48,323,405.85	9.65
300,001-350,000	129	41,953,154.49	8.38
350,001-400,000	125	46,993,588.58	9.39
400,001-450,000	103	43,954,838.65	8.78
450,001-500,000	60	28,693,732.93	5.73
500,001-550,000	56	29,672,692.30	5.93
550,001-600,000	37	21,540,835.75	4.30
600,001-650,000	32	20,094,769.68	4.01
650,001-700,000	13	8,792,971.18	1.76
700,001-750,000	15	10,982,110.71	2.19
750,001-800,000	4	3,095,000.00	0.62
800,001-850,000	2	1,643,414.20	0.33
850,001-900,000	5	4,443,800.00	0.89
900,001-950,000	2	1,845,000.00	0.37
950,001-990,000	1	990,000.00	0.20
Total	1,997	$500,680,307.61	100.00%

___________________

(1)      The average Principal Balance as of the Cut off Date of the Group II Mortgage Loans was approximately $250,716.

Credit Scores for the Group II Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
541-550	2	$ 262,378.68	0.05%
551-575	1	59,427.66	0.01
576-600	271	48,798,212.68	9.75
601-625	290	59,413,324.36	11.87
626-650	404	105,509,479.48	21.07
651-675	447	118,882,446.25	23.74
676-700	271	75,244,353.33	15.03
701-725	155	45,883,341.75	9.16
726-750	79	23,525,997.64	4.70
751-775	53	15,651,950.98	3.13
776-800	21	6,143,894.80	1.23
801-808	3	1,305,500.00	0.26
Total	1,997	$500,680,307.61	100.00%

___________________

(1)      The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 661.

Original Terms to Maturity of the Group II Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
180	9	$ 1,810,733.28	0.36%
360	1,988	498,869,574.33	99.64
Total	1,997	$500,680,307.61	100.00%

___________________

(1)      The weighted average original term to maturity of the Group II Mortgage Loans was approximately 359 months.

Remaining Terms to Maturity of the Group II Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
178-178	6	$ 1,168,652.08	0.23%
179-180	3	642,081.20	0.13
353-354	1	590,000.00	0.12
355-356	10	3,091,920.65	0.62
357-358	1,277	317,617,234.04	63.44
359-360	700	177,570,419.64	35.47
Total	1,997	$500,680,307.61	100.00%

___________________

(1)      The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 358 months.

Property Types of the Group II Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Single Family	1,422	$338,670,028.52	67.64%
PUD (1)	366	101,167,008.27	20.21
Condominium	139	37,625,518.86	7.51
2 Units	67	22,437,278.64	4.48
4 Units	1	444,999.81	0.09
3 Units	2	335,473.51	0.07
Total	1,997	$500,680,307.61	100.00%

___________________

(1)	PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group II Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Primary	1,988	$497,015,427.19	99.27%
Second Home	8	3,545,658.21	0.71
Non owner	1	119,222.21	0.02
Total	1,997	$500,680,307.61	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group II Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Purchase	1,881	$453,814,793.44	90.64%
Cash Out Refinance	110	44,811,593.88	8.95
Rate/Term Refinance	6	2,053,920.29	0.41
Total	1,997	$500,680,307.61	100.00%

Combined Original Loan to Value Ratios of the Group II Mortgage Loans(1)(2)

Combined Original Loan to Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
58.83-60.00	1	$ 39,941.91	0.01%
70.01-75.00	1	675,000.00	0.13
75.01-80.00	7	2,933,227.56	0.59
80.01-85.00	6	1,678,678.11	0.34
85.01-90.00	1	405,000.00	0.08
90.01-95.00	87	24,697,211.21	4.93
95.01-100.00	1,794	448,142,879.66	89.51
100.01-103.00	100	22,108,369.16	4.42
Total	1,997	$500,680,307.61	100.00%

___________________

(1)	The weighted average combined original loan to value ratio of the Group II Mortgage Loans as of the Cut off Date was approximately 99.61%.

Geographic Distribution of the Mortgaged Properties related to the Group II Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Alabama	43	$ 6,509,132.13	1.30%
Arizona	22	6,546,652.66	1.31
Arkansas	19	2,867,411.67	0.57
California	268	115,668,009.11	23.10
Colorado	19	4,562,105.33	0.91
Connecticut	7	3,132,268.49	0.63
Delaware	3	841,692.01	0.17
Florida	195	50,063,771.61	10.00
Georgia	75	15,228,372.19	3.04
Idaho	4	657,842.01	0.13
Illinois	113	30,630,278.23	6.12
Indiana	67	10,406,871.07	2.08
Iowa	6	779,345.74	0.16
Kansas	4	738,119.96	0.15
Kentucky	31	4,322,891.75	0.86
Louisiana	10	1,666,585.60	0.33
Maine	3	410,552.42	0.08
Maryland	52	15,986,916.47	3.19

Massachusetts	25	8,798,044.23	1.76
Michigan	87	18,832,206.06	3.76
Minnesota	33	9,920,562.34	1.98
Mississippi	3	340,513.82	0.07
Missouri	30	5,917,399.43	1.18
Nebraska	2	513,631.70	0.10
Nevada	25	7,874,265.87	1.57
New Hampshire	1	129,923.25	0.03
New Jersey	67	20,777,963.97	4.15
New Mexico	5	1,153,418.96	0.23
New York	83	26,259,680.63	5.24
North Carolina	78	14,766,314.86	2.95
Ohio	159	28,629,734.50	5.72
Oklahoma	23	2,895,535.19	0.58
Oregon	22	5,078,632.71	1.01
Pennsylvania	79	12,817,322.51	2.56
Rhode Island	7	1,707,653.95	0.34
South Carolina	50	7,717,472.57	1.54
Tennessee	38	5,754,839.93	1.15
Texas	125	18,751,656.97	3.75
Utah	23	4,943,273.37	0.99
Virginia	45	17,401,468.34	3.48
Washington	16	3,775,500.88	0.75
West Virginia	9	970,141.80	0.19
Wisconsin	21	3,934,331.32	0.79
Total	1,997	$500,680,307.61	100.00%

(1)            The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.38% in the 93030 ZIP Code.

Documentation Levels of the Group II Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
Full Documentation	1,143	$233,859,098.19	46.71%
No Income Verification	536	146,658,663.58	29.29
Stated Plus Documentation	293	114,366,797.87	22.84
Blended Access	19	4,594,350.82	0.92
Limited Income Verification	6	1,201,397.15	0.24
Total	1,997	$500,680,307.61	100.00%

Current Mortgage Rates of the Group II Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
5.375-6.000	6	$ 1,870,609.57	0.37%
6.001-7.000	262	79,771,565.75	15.93
7.001-8.000	1,055	277,021,793.82	55.33
8.001-9.000	612	129,752,159.56	25.92
9.001-10.000	61	11,714,415.80	2.34
10.001-10.125	1	549,763.11	0.11
Total	1,997	$500,680,307.61	100.00%

___________________

(1)      The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut off Date was approximately 7.732% per annum.

Gross Margins of the Adjustable Rate Group II Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
5.000-5.000	5	$ 2,074,888.50	0.45%
5.001-6.000	411	132,176,866.69	28.93
6.001-7.000	1,133	281,640,272.38	61.64
7.001-8.000	185	41,035,698.68	8.98
Total	1,734	$456,927,726.25	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable Rate Group II Mortgage Loans as of the Cut off Date was approximately 6.414% per annum.

Next Rate Adjustment Date for the Adjustable Rate Group II Mortgage Loans(1)

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
03/01/06	1	$ 201,650.73	0.04%
06/01/06	1	669,074.81	0.15
07/01/06	4	1,063,557.07	0.23
08/01/06	2	945,873.88	0.21
03/01/07	1	590,000.00	0.13
04/01/07	3	458,722.66	0.10
05/01/07	27	7,727,039.62	1.69
06/01/07	395	112,077,719.98	24.53
07/01/07	400	108,062,476.18	23.65
08/01/07	430	110,918,194.16	24.27
09/01/07	95	24,566,385.07	5.38
04/01/08	2	414,465.18	0.09
05/01/08	3	1,010,104.86	0.22
06/01/08	70	15,829,153.82	3.46
07/01/08	121	30,117,146.04	6.59
08/01/08	124	29,144,031.70	6.38
09/01/08	40	10,089,942.21	2.21
06/01/10	4	983,161.73	0.22
07/01/10	6	1,249,005.11	0.27

08/01/10	3	355,385.68	0.08
09/01/10	2	454,635.76	0.10
Total	1,734	$456,927,726.25	100.00%

___________________

(1)	The weighted average time until the next rate Adjustment Date for the Adjustable Rate Group II Mortgage Loans as of the Cut off Date was approximately 25 months.

Maximum Mortgage Rates of the Adjustable Rate Group II Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
11.375-12.000	6	$ 1,870,609.57	0.41%
12.001-13.000	249	77,168,642.33	16.89
13.001-14.000	950	258,505,324.19	56.57
14.001-15.000	483	110,009,918.40	24.08
15.001-16.000	45	8,823,468.65	1.93
16.001-16.125	1	549,763.11	0.12
Total	1,734	$456,927,726.25	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Adjustable Rate Group II Mortgage Loans as of the Cut off Date was approximately 13.694% per annum.

Minimum Mortgage Rates of the Adjustable Rate Group II Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
5.375-6.000	6	$ 1,870,609.57	0.41%
6.001-7.000	249	77,168,642.33	16.89
7.001-8.000	950	258,505,324.19	56.57
8.001-9.000	483	110,009,918.40	24.08
9.001-10.000	45	8,823,468.65	1.93
10.001-10.125	1	549,763.11	0.12
Total	1,734	$456,927,726.25	100.00%

___________________

(1)	The weighted average Minimum Mortgage Rate of the Adjustable Rate Group II Mortgage Loans as of the Cut off Date was approximately 7.694% per annum.

Initial Periodic Rate Caps of the Adjustable Rate Group II Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
2.000	8	$ 2,880,156.49	0.63%
3.000	1,726	454,047,569.76	99.37
Total	1,734	$456,927,726.25	100.00%

___________________

(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable Rate Group II Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut off Date	% of Aggregate Principal Balance Outstanding as of the Cut off Date
1.000	1,734	$456,927,726.25	100.00%
Total	1,734	$456,927,726.25	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.